Commitments and Contingencies - Summary of Future Minimum Lease Payments Required under Operating Leases that Have Initial or Remaining Non-Cancelable Lease Terms in Excess of One Year (Detail) (USD $)
In Thousands, unless otherwise specified
	Sep. 30, 2014	Dec. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
2014 (remaining three months)	$ 97
2014		386
2015	397	397
2016	101	101
2017	3	3
Total	$ 598	$ 887